UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

CASCADE BANCORP

(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1100 NW Wall Street

Bend, Oregon 97701

(Address of principal executive offices)

(Zip Code)

(541) 385-6205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07          Submission of Matters to a Vote of Security Holders.

On May 8, 2012, Cascade Bancorp (the “Company”) held its 2012 Annual Meeting of Shareholders. Four proposals were submitted to and approved by the Company’s shareholders. The holders of 43,999,374 shares of common stock, 93.06% of the outstanding shares entitled to vote as of the record date, which constituted a quorum, were represented at the meeting in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on March 27, 2012. The final results were as follows:

Proposal 1.     To elect 11 directors to the Board of Directors.

At the Annual Meeting, the shareholders elected each director nominee to the Board of Directors by the following votes:

	For		Withheld
	# of Votes	% of shares voted	# of Votes	% of shares voted	Broker Non-Votes
Jerol E. Andres	42,367,308	98.90%	472,208	1.10%	1,159,858
Chris Casciato	42,811,865	99.94%	27,651	0.06%	1,159,858
Michael Connolly	42,814,297	99.94%	25,219	0.06%	1,159,858
Henry H. Hewitt	42,801,017	99.91%	38,499	0.09%	1,159,858
Judith A. Johansen	42,368,568	98.90%	470,948	1.10%	1,159,858
J. LaMont Keen	42,818,955	99.95%	20,561	0.05%	1,159,858
James B. Lockhart III	42,817,659	99.95%	21,857	0.05%	1,159,858
Patricia L. Moss	42,802,712	99.91%	36,804	0.09%	1,159,858
Ryan R. Patrick	42,292,476	98.72%	547,040	1.28%	1,159,858
Thomas M. Wells	42,823,252	99.96%	16,264	0.04%	1,159,858
Terry E. Zink	42,821,934	99.96%	17,582	0.04%	1,159,858

Proposal 2.     To ratify the appointment of BDO USA, LLP as the Company’s independent auditor for 2012.

Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent auditor for 2012 by the following votes:

For	Against	Abstain	Broker Non-Vote
43,988,520	10,222	632	-

Proposal 3.     To approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers.

Shareholders approved by a non-binding advisory vote the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders by the following votes:

For	Against	Abstain	Broker Non-Vote
42,591,820	239,393	8,303	1,159,858

Proposal 4.     To approve an amendment to the Cascade Bancorp 2008 Performance Incentive Plan (the “Plan”).

Shareholders approved an amendment to the Plan permitting stock awards that would otherwise be paid to a non-employee director for his or her service to be paid to an entity designated by the director by the following votes:

For	Against	Abstain	Broker Non-Vote
42,793,709	36,091	9,716	1,159,858

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE BANCORP

By:	/s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President &
Chief Financial Officer

Date:  May 10, 2012